Exhibit 10.6

Execution Version

DIAMOND S SHIPPING INC.

33 Benedict Place

Greenwich, CT 06830

March 30, 2021

NORDEA BANK ABP, NEW YORK BRANCH

as Administrative Agent, Collateral Agent and Lender

1211 Avenue of the Americas, 23rd Floor

New York, NY 10036

Attention: Shipping, Offshore and Oil Services

E-mail: agency.soosid@nordea.com / martin.lunder@nordea.com

and the Lenders party to the Credit Agreement (as defined below)

Re:    $525 Million Credit Agreement dated December 23, 2019

Dear Ladies and Gentlemen:

We refer to that certain Credit Agreement, dated as of December 23, 2019 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among Diamond S Shipping Inc., a Marshall Islands corporation (the “Borrower”), the Lenders party thereto from time to time, and Nordea Bank Abp, New York Branch, as Administrative Agent (in such capacity, the “Administrative Agent”) and the Collateral Agent under the Security Documents and (ii) that certain amendment request letter dated March 9, 2021 (the “Request Letter”), pursuant to which, among other things, the Borrower has requested that the Lenders under the Credit Agreement (a) consent to the Merger, and (b) provide waivers of certain provisions of the Credit Agreement in connection with the Merger and the other Transactions.  The Request Letter is attached hereto as Annex A and made a part hereof.  Words and expressions defined in the Credit Agreement and the Request Letter shall have the same meanings when used in this consent letter (this “Consent Letter”) unless otherwise defined.

1.	CONSENT TO MERGER

Subject to the occurrence of the Effective Date (as defined below) and the terms and conditions of this Consent Letter, the Consenting Lenders (as defined below) hereby consent to:

(a)the proposed Merger;

(b)waive the Event of Default under the Credit Agreement that would arise upon a Change of Control pursuant to Section 9.15 (Change of Control) of the Credit Agreement as a result of (i) the Merger (including, for the avoidance of doubt, the acquisition of DSSI by ISOC in accordance with the terms of the Merger Agreement) and (ii) the replacement of the directors on the board of directors of DSSI by nominees of INSW or ISOC on or about the date of the Merger (including, for the avoidance of doubt, the right of ISOC to elect, appoint and remove a majority of the Borrower’s board of directors);

(c)waive the Event of Default under the Credit Agreement that would arise upon the Merger pursuant to Section 9.16 (Listing) of the Credit Agreement as DSSI will not be publicly listed after the Merger;

(d)waive the provisions of Section 8.02(h) (Consolidation, Merger, Sale of Assets, etc.) of the Credit Agreement in order to permit the Merger;

(e)waive the provisions of Section 8.03 (Restricted Payments) of the Credit Agreement in order to permit the Merger;

(f)waive the provisions of Section 8.08(a) (Limitation on Modifications of Certain Documents; etc.) of the Credit Agreement in order to permit the Merger;

(g)waive, on behalf of themselves or their Affiliates, as the case may be, who are parties to Interest Rate Protection Agreement entered into with DSS Inc., any Events of Default or Termination Events (each as defined in such Interest Rate Protection Agreements) or other breaches or similar events under such Interest Rate Protection Agreements that would arise as a result of the Transaction; and

(h)waive any other Events of Default or other breaches under the Credit Agreement that would arise as a result of the Transactions.

2.	REQUEST, WAIVER AND AMENDMENT

The Borrower hereby requests that the Lenders (x) waive an Event of Default which has occurred and is continuing under Section 9.04(i) and (ii) of the Credit Agreement in connection with (i) an event of default which has occurred and is continuing under that certain Credit Agreement, dated as of August 9, 2016, by and among NT Suez GP LLC, as corporate guarantor, NT Suez Holdco LLC, as borrower, the lenders party thereto and Crédit Agricole Corporate and Investment Bank, as administrative agent and collateral agent (as amended, restated, amended and restated, modified and/or supplemented from time to time, the “$66M Credit Agreement”) as a result of a failure to make a mandatory prepayment under the $66M Credit Agreement required upon the occurrence of a Change of Control (as defined in the $66M Credit Agreement) and (ii) any related event of default under any other Financial Indebtedness described in the proviso to Section 9.04 of the Credit Agreement (clauses (x)(i) and (x)(ii) collectively, the “Existing Events of Default”) and (y) waive any other Default or Event of Default which may have occurred as a result of NT Suez Holdco LLC being treated as a Subsidiary under the Credit Agreement and the other Credit Documents.

In addition, the Borrower requests that the Lenders amend the definition of “Subsidiary” appearing in the Credit Agreement by amending and restating the last sentence of such definition as follows (such amendment the “Proposed Amendment”):

“For the avoidance of doubt, neither NT Suez GP LLC, a limited liability company organized under the laws of the Republic of the Marshall Islands, nor NT Suez Holdco LLC, a limited liability company organized under the laws of the Republic of the Marshall Islands, nor any of their respective Subsidiaries shall be considered a “Subsidiary” for purposes of the Agreement.”

Subject to the occurrence of the Effective Date (as defined below) and the terms and conditions of this Consent Letter, the Consenting Lenders (as defined below) hereby consent to:

(a)	waive the Existing Events of Default;

(b)	waive any other Default or Event of Default which may have occurred as a result of NT Suez Holdco LLC being treated as a Subsidiary under the Credit Agreement and the other Credit Documents; and
(c)	the Proposed Amendment.
3.	CONDITIONS TO EFFECTIVE DATE

The consents and waivers set forth in Sections 1 and 2 shall become effective on and after the date when the following conditions shall have been satisfied (the “Effective Date”):

(a)This Consent Letter shall have been executed and delivered by the Borrower, the Subsidiary Guarantors, the Administrative Agent, the Collateral Agent, INSW and the Lenders constituting Required Lenders (the “Consenting Lenders”).

(b)On and as of the Effective Date, after giving effect to the waivers and consents set forth in Sections 1 and 2 of this Consent Letter, all representations and warranties of the Borrower and its Subsidiaries contained in this Consent Letter, the Credit Agreement or in any other Credit Document shall be true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

(c)On and as of the Effective Date, after giving effect to the waivers and consent set forth in Sections 1 and 2 of this Consent Letter, no Default or Event of Default shall have occurred and be continuing.

(d)Payment of all fees and all other reasonable fees and documented out-of-pocket costs and expenses (including, without limitation, the reasonable legal fees and expenses of White & Case LLP and other local counsel to the Administrative Agent) and other compensation due and payable on or prior to the Effective Date, in each case, payable to the Administrative Agent, the Collateral Agent and the Lenders in respect of the transactions contemplated by this Restatement Agreement to the extent reasonably invoiced at least two (2) Business Days prior to the Effective Date.

(e)On the Effective Date, the Administrative Agent shall deliver written notice to the Lenders, the Credit Parties and INSW of the occurrence of the Effective Date.

4.	TERMINATION

The waivers and consents set forth in Section 1 of this Consent Letter shall terminate on the earlier of (i) any time after the execution of the Merger Agreement (as defined in the Request Letter) and prior to the consummation of the Transactions, the date of the valid termination or abandonment of the Merger Agreement in accordance with its terms (other than with respect to ongoing indemnities, confidentiality provisions and similar provisions) and (ii) the date on which the A&R Loan Documents (as defined in the Request Letter), including the INSW Guaranty are entered into by the Consenting Lenders and the Transactions are consummated and all conditions set forth in the A&R Loan Documents are satisfied or waived, including, without limitation, payment of consent fees and delivery of all customary “know your customer” information and such other information reasonably requested by the Lenders required in connection with each Lender’s internal compliance regulations; provided that if the INSW Guaranty is not provided on the date the Merger is consummated in accordance with the terms of the Merger Agreement (the “Merger Effective Date”), then the waivers and consents contained herein shall terminate on the Merger Effective Date.

5.	LIMITED WAIVER.

The waivers and consents set forth herein shall be limited precisely as written and relate solely to the provisions of the Credit Agreement and the Merger and other Transactions in the manner and to the extent described above, and nothing in this Consent Letter shall be deemed to (a) constitute a waiver of compliance by the Borrower and the other Credit Parties with respect to (i) any Section of the Credit Agreement referred to in Section 1 or 2 of this Consent Letter in any other instance, (ii) any Default or Event of Default other than as described in Section 2 of this Consent Letter or (iii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein or (b) prejudice any right or remedy that the Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Consent Letter) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.  Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

6.REAFFIRMATION AND FURTHER CONSENT.

In order to induce the Lenders to enter into this Consent Letter, each Credit Party, by its execution of a counterpart of this Consent Letter agrees as follows:

(a)Each Credit Party that is party hereto hereby consents to the terms and conditions of this Consent Letter.

(b)Each Credit Party that is party hereto acknowledges and agrees that any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Consent Letter.

(c)Each Credit Party hereby acknowledges and agrees that, after giving effect to the Effective Date, all of its respective obligations and liabilities under the Credit Documents to which it is a party, as such obligations and liabilities have been amended by this Consent Letter, are reaffirmed, and remain in full force and effect.

(d)After giving effect to this Consent Letter, each Credit Party reaffirms each Lien granted by it to the Collateral Agent for the benefit of the Secured Creditors under each of the Security Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement, and shall continue to secure the Secured Obligations on and subject to the terms and conditions set forth in the Credit Agreement and the other Credit Documents.

(e)Each Credit Party represents and warrants that after giving effect to the waivers and consent set forth in Sections 1 and 2 of this Consent Letter, no Default or Event of Default shall have occurred and be continuing as of the Effective Date.

(f)Each Credit Party confirms that, after giving effect to the waivers and consent set forth in Sections 1 and 2 of this Consent Letter, all representations and warranties of the Borrower and its Subsidiaries contained in this Consent Letter, the Credit Agreement or in any other Credit Document shall be true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

7.	EFFECT OF WAIVERS; MISCELLANEOUS.

This Consent Letter may not be amended, modified or waived except in accordance with Section 11.12 of the Credit Agreement. This Consent Letter shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

This Consent Letter may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Consent Letter by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Consent Letter. The words “execution,” “signed,” “signature,” and words of like import in this Restatement Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar applicable state laws based on the Uniform Electronic Transactions Act.

This Consent Letter shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

The Credit Parties and INSW jointly and severally agree to reimburse the Administrative Agent for all reasonable out of pocket expenses incurred by it in connection with the negotiation, drafting and execution of this Consent Letter, the Request Letter and the A&R Loan Documents in accordance with the terms of Section 11.01 of the Credit Agreement, which is incorporate herein by reference, mutatis mutandis.

THIS CONSENT LETTER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.  Section 11.09 of the Credit Agreement is incorporated herein by reference, mutatis mutandis.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Consent Letter to be executed by their respective officers thereunto duly authorized, as of the date first above written.

DIAMOND S SHIPPING INC., as the Borrower

By:	/s/ Craig H.Stevenson, Jr.
Name:	Craig H.Stevenson, Jr.
Title:	President

INTERNATIONAL SEAWAYS, INC., as Holdings
By:	/s/ Jeffrey D. Pribor
Name:	Jeffrey D. Pribor
Title:	Senior VP Chief Financial Officer

[Signature Page to DSS 525 Consent Letter]

NORDEA BANK ABP, NEW YORK BRANCH, individually, as Administrative Agent and Collateral Agent

By:	/s/ Martin Lunder
	Name:	Martin Lunder
	Title:	Managing Director

By:	/s/ Henrik M. Steffensen
	Name:	Henrik M. Steffensen
	Title:	EVP

NORDEA BANK ABP, NEW YORK BRANCH, as Lender

By:	/s/ Martin Lunder
	Name:	Martin Lunder
	Title:	Managing Director

By:	/s/ Henrik M. Steffensen
	Name:	Henrik M. Steffensen
	Title:	EVP

[Signature Page to DSS 525 Consent Letter]

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lender

By:	/s/ Georgios Gkanasoulis
	Name:	Georgios Gkanasoulis
	Title:	Director

By:	/s/ Manon Didier
	Name:	Manon Didier
	Title:	Vice President

[Signature Page to DSS 525 Consent Letter]

Skandinaviska Enskilda Banken AB (publ), as Lender

By:	/s/ Arne Juell-Skielse
	Name:	Arne Juell-Skielse
Title:

By:	/s/ Svante Tuvlind
	Name:	Svante Tuvlind
Title:

[Signature Page to DSS 525 Consent Letter]

ABN AMRO CAPITAL USA LLC, as Lender

By:	/s/ Suzanne Durney
	Name:	Suzanne Durney
	Title:	Managing Director

By:	/s/ Maria Fahey
	Name:	Maria Fahey
	Title:	Director

[Signature Page to DSS 525 Consent Letter]

NATIONAL AUSTRALIA BANK LIMITED, as Lender

By:	/s/ Daniel Carr
	Name:	Daniel Carr
	Title:	Head of Asset Finance

[Signature Page to DSS 525 Consent Letter]

BNP PARIBAS, as Lender

By:	/s/ Eric Dulcire
	Name:	Eric Dulcire
	Title:	Managing Director BNP Paribas

By:	/s/ Marion Flevez
	Name:	Marion Flevez
	Title:	BNP Paribas Managing Director

[Signature Page to DSS 525 Consent Letter]

DIAMOND S SHIPPING II LLC

DIAMOND S SHIPPING III LLC

DSS VESSEL LLC

DSS VESSEL IV LLC

DSS VESSEL II, LLC

DSS 1 LLC

DSS 7 LLC

DSS 2 LLC

DSS 8 LLC

DSS 5 LLC

DSS 6 LLC

DSS A LLC

DSS B LLC

DSS C LLC

DSS D LLC,

each as a Subsidiary Guarantor

By:	/s/ Craig H.Stevenson, Jr.
Name:	Craig H.Stevenson, Jr.
Title:	President

[Signature Page to DSS 525 Consent Letter]

HEROIC ANDROMEDA INC.

HEROIC AURIGA INC.

HEROIC AVENIR INC.

HEROIC CORONA BOREALIS INC.

HEROIC EQUULEUS INC.

HEROIC GAEA INC.

HEROIC HERA INC.

HEROIC HERCULES INC.

HEROIC HOLOGIUM INC.

HEROIC HYDRA INC.

HEROIC LIBRA INC.

HEROIC LYRA INC.

HEROIC OCTANS INC.

HEROIC PEGASUS INC.

HEROIC PERSEUS INC.

HEROIC PISCES INC.

HEROIC RHEA INC.

HEROIC SAGITTARIUS INC.

HEROIC SCORPIO INC.

HEROIC SCUTUM INC.

HEROIC SERENA INC.

HEROIC TUCANA INC.

HEROIC URANUS INC.

HEROIC VIRGO INC.

WHITE BOXWOOD SHIPPING S.A.

WHITE HYDRANGEA SHIPPING S.A.,

each as a Subsidiary Guarantor

By:	/s/ Craig H.Stevenson, Jr.
Name:	Craig H.Stevenson, Jr.
Title:	President

[Signature Page to DSS 525 Consent Letter]